UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 20, 2022

THERAVANCE BIOPHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-36033	98-1226628
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

PO Box 309

Ugland House, South Church Street

George Town, Grand Cayman, Cayman Islands KY1-1104

(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Share $0.00001 Par Value	TBPH	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On July 20, 2022, Theravance Biopharma, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report that it had completed the sale (the “TRC Transaction”) of its 2,125 Class B Units and 6,375 Class C Units of Theravance Respiratory Company, LLC, a Delaware limited liability company, held by its wholly owned subsidiaries, Theravance Biopharma US Holdings, Inc., a Delaware corporation, and Triple Royalty Sub II LLC, a Delaware limited liability company, respectively, to Royalty Pharma Investments 2019 ICAV, an Irish collective asset-management vehicle. This Amendment No. 1 to Current Report on Form 8-K/A (this “Amended Report”), supplements and amends the Original Report to include the pro forma financial information required under Item 9.01 of Form 8-K with respect to the TRC Transaction. Other than as described herein, this Amended Report does not amend any other information previously filed in the Original Report, which information is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated financial information of the Company giving effect to the TRC Transaction, including the unaudited pro forma condensed consolidated balance sheet as of June 30, 2022 and the unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2022 and the years ended December 31, 2021, 2020 and 2019, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits.

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information

104	Cover Page Interactive Data File (cover page XBRL tags embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE BIOPHARMA, INC.

Date: November 14, 2022	By:	/s/ Andrew Hindman
Andrew Hindman
Senior Vice President and Chief Financial Officer